EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC Bank USA
               (Exact name of trustee as specified in its charter)

               New York                                    13-2774727
               (Jurisdiction of incorporation              (I.R.S. Employer
               or organization if not a U.S.               Identification No.)
               national bank)

               140 Broadway, New York, NY                  10005-1180
               (212) 658-1000                              (Zip Code)
               (Address of principal executive offices)

                               Warren L. Tischler
                              Senior Vice President
                                  HSBC Bank USA
                                  140 Broadway
                          New York, New York 10005-1180
                               Tel: (212) 658-5167
            (Name, address and telephone number of agent for service)

                                360NETWORKS INC.

               (Exact name of obligor as specified in its charter)

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Nova Scotia, Canada                4813                          Not applicable
(State or other jurisdiction       (Primary Standard Industrial  (I.R.S. Employer
of incorporation or organization)  Classification Code Number    Identification No.)
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                         1500-1066 West Hastings Street
                           Vancouver, British Columbia
                                 Canada V6E 3X1
                                 (604) 681-1994
     (Address, including Zip code, and telephone number, including area code of registrant's principal executive offices)

                    13% Senior Notes due 2008 - $600,000,000
                  13% Senior Notes due 2008 - Euro 200,000,000

                         (Title of Indenture Securities)


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                                                                    EXHIBIT 25.1

                                     General

Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                    State of New York Banking Department.
                    Federal Deposit Insurance Corporation, Washington, D.C. Board of Governors of the Federal Reserve System, Washington, D.C.

         (b)   Whether it is authorized to exercise corporate trust powers.

                    Yes.

Item 2.  Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

                    None


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                                                                    EXHIBIT 25.1


Item 16. List of Exhibits

Exhibit
-------

T1A(i)             (1)    Copy of the Organization Certificate of HSBC Bank USA.

T1A(ii)            (1)    Certificate of the State of New York Banking
                          Department dated December 31, 1993 as to the authority of HSBC Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)                  Not applicable.

T1A(iv)            (1)    Copy of the existing By-Laws of HSBC Bank USA as
                          adopted on January 20, 1994 as amended on October 23, 1997.

T1A(v)                    Not applicable.

T1A(vi)            (2)    Consent of HSBC Bank USA required by Section 321(b) of
                          the Trust Indenture Act of 1939. T1A(vii) Copy of the latest report of condition of the trustee (March 31, 2000), published pursuant to law or the requirement of its supervisory or examining authority. T1A(viii) Not applicable. T1A(ix) Not applicable.

(1) Exhibits previously filed with the Securities and Exchange Commission with registration No. 022-22429 and incorporated herein by reference thereto.

(2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.



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                                                                    EXHIBIT 25.1


                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 14th day of July, 2000.

                                        HSBC BANK USA



                                        By:     /s/ JAMES H. FOLEY
                                                --------------------------------
                                                James M. Foley
                                                Assistant Vice President


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                                                                    EXHIBIT 25.1
                                                               Exhibit T1A (vii)

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052
                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081
                                Expires March 31, 2002

Federal Financial Institutions Examination Council
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                                Please refer to page i,
                                Table of Contents, for
                                the required disclosure
                                of estimated burden.                       [1]

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Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031

Report at the close of business March 31, 2000                         (19980930)
                                                                     --------------
                                                                      (RCRI  9999)
This  report is  required  by law;  12  U.S.C.ss.324  (State      This  report  form is to be  filed  by banks  with  branches  and
member banks); 12 U.S.C.ss.1817 (State nonmember banks); and      consolidated  subsidiaries in U.S.  territories and  possessions,
12 U.S.C. ss.161 (National banks).                                Edge or Agreement  subsidiaries,  foreign branches,  consolidated foreign subsidiaries, or International Banking Facilities.

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  Submission of Reports

  Each Bank must prepare its Reports of Condition and Income      For  electronic  filing  assistance,  contact  EDS  Call  report
  either:                                                         Services,  2150 N. Prospect Ave., Milwaukee, WI 53202, telephone
                                                                  (800) 255-1571.
  (a)  in  electronic  form and then file the computer  data
       file directly with the banking  agencies'  collection      To fulfill  the  signature  and  attestation  requirement  for the
       agent,  Electronic Data System  Corporation (EDS), by      Reports of Condition and Income for this report date,  attach this
       modem or computer diskette; or                             signature  page to the hard-copy f the  completed  report that the bank places in its files.
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  b)   in  hard-copy  (paper)  form and  arrange for another
       party to convert the paper report to  automated  for.
       That  party (if other  than  EDS) must  transmit  the
       bank's computer data file to EDS.


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FDIC Certificate Number           0    0    5   8   9
                                  -------------------
                                    (RCRI 9030)
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              NOTE:  The  Reports of  Condition  and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.



              I,  Gerald A. Ronning, Executive VP & Controller
                  ---------------------------------------------------------
                  Name and Title of Officer Authorized to Sign Report

              of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.

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                 /s/ Gerald A. Ronning
              -----------------------------------------------------------------
              Signature of Officer Authorized to Sign Report

                           5/9/00
              -----------------------------------------------------------------
              Date of Signature


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`http://WWW.BANKING.US.HSBC.COM                                             HSBC Bank USA
-------------------------------------------------------------------------   -------------------------------------------------------
    Primary Internet Web Address of Bank (Home Page), if any (TEXT 4087)    Legal Title of Bank (TEXT 9010)
                                                                            Buffalo
       (Example:  www.examplebank.com)                                      -------------------------------------------------------
                                                                            City (TEXT 9130)
                                                                            N.Y.                                     14203
                                                                            -------------------------------------------------------
                                                                            State Abbrev. (TEXT 9200)          ZIP Code (TEXT 9220)
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                                                                    EXHIBIT 25.1


Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency